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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2003


                        FELCOR LODGING TRUST INCORPORATED
             (Exact name of registrant as specified in its charter)



          MARYLAND                        1-14236                75-2541756
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
        incorporation)                                       Identification No.)


      545 E. JOHN CARPENTER FREEWAY
               SUITE 1300
              IRVING, TEXAS                                         75062
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (972) 444-4900



          (Former name or former address, if changed since last report)


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ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c) Exhibits.

             99.1-   Press release issued by FelCor Lodging Trust
                     Incorporated on April 30, 2003, announcing its results of operations for the quarterly period ended March 31, 2003.

             99.2- First Quarter 2003 Supplemental Information, published by FelCor Lodging Trust Incorporated on April 30, 2003, providing additional corporate data, financial highlights and portfolio statistical data for the quarter ended March 31, 2003.

ITEM 9.     REGULATION FD DISCLOSURE.

            In accordance with Securities and Exchange Commission Release Nos. 33-8216 and 34-47583, the registrant hereby furnishes the information required by Item 12 of Form 8-K.

            On April 30, 2003, FelCor Lodging Trust Incorporated issued a press release announcing its results of operations for the quarterly period ended March 31, 2003, and published its First Quarter 2003 Supplemental Information, which provides additional corporate data, financial highlights and portfolio statistical data for the quarter ended March 31, 2003. Copies of the press release and the First Quarter 2003 Supplemental Information are furnished herewith as Exhibits 99.1 and 99.2, respectively. Copies of the foregoing are also available on FelCor's website at WWW.FELCOR.COM, on its Investor Relations page in the "Financial Reports" section.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   FELCOR LODGING TRUST INCORPORATED


Date:   April 30, 2003             By:    /s/  Richard J. O'Brien
                                       ----------------------------------------
                                          Name:    Richard J. O'Brien
                                          Title:   Executive Vice President and
                                                   Chief Financial Officer




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                               INDEX TO EXHIBITS

            No.                    Description
            ---                    -----------
            99.1-   Press release issued by FelCor Lodging Trust
                    Incorporated on April 30, 2003, announcing its
                    results of operations for the quarterly period ended
                    March 31, 2003.

            99.2- First Quarter 2003 Supplemental Information, published by FelCor Lodging Trust Incorporated on
                    April 30, 2003, providing additional corporate data, financial highlights and portfolio statistical data for the quarter ended March 31, 2003.